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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 21, 1996
                                                  ---------------


                         The Williams Companies, Inc.
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                        1-4174                    73-0569878
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(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                              74172
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  918/588-2000
                                                    --------------


                                 Not Applicable
- -------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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         The Board of Directors of the Company has approved discretionary open market repurchases of up to $800 million of the Company's Common Stock. Such repurchases may be made from time to time and at prices to be determined at the discretion of the Company's senior officers and will depend upon, among other things, the long-term interests of the Company's stockholders. The
Company currently has no plans for the use of any shares that may be repurchased.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         The following exhibit is filed as part of this Report:

         Exhibit 99. Copy of the Company's press release, dated July 22, 1996, publicly announcing the action reported herein.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             THE WILLIAMS COMPANIES, INC.




Date:  July 23, 1996                         By:   /s/ DAVID M. HIGBEE
                                                  ----------------------------
                                                  Name:  David M. Higbee
                                                  Title: Secretary





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                                EXHIBIT INDEX
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  EXHIBIT
  NUMBER                       DESCRIPTION
  -------                      -----------

    99 Copy of the Company's Press release, dated July 22, 1996, publicly announcing the action reported herein.